UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016 (June 2, 2016)

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8659 Research Drive

Irvine, CA 92618

(Address of principal executive offices) (Zip Code)

(949) 453-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

CFIUS Clearance

As previously disclosed on its Current Report on Form 8-K filed on February 4, 2016, Multi-Fineline Electronix, Inc. (the “Company”), a Delaware corporation, entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) on that date with Suzhou Dongshan Precision Manufacturing Co., Ltd. (“Parent”), a company organized under the laws of the People’s Republic of China (the “PRC”), and Dragon Electronix Merger Sub Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”), under which Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing after the Merger as the surviving corporation and an indirect subsidiary of Parent.

On June 2, 2016, the Committee on Foreign Investment in the United States (“CFIUS”) issued a written notice that it has completed its review of the Merger with no further action, having concluded that there are no unresolved national security concerns with respect to the Merger. The notice from CFIUS satisfies one of the conditions to the closing of the Merger and follows the satisfaction of other closing conditions to the Merger, including (i) the termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which occurred on March 7, 2016; (ii) approval of antitrust regulatory authorities in the PRC, which occurred on May 6, 2016; (iii) filings with and/or approvals of each of the National Development and Reform Commission of the PRC and the Ministry of Commerce of the PRC (or their respective competent local counterparts) in respect of outbound investment, both of which were received in April 2016; and (iv) approval of Parent’s stockholders, which occurred on May 12, 2016 in the PRC.

The consummation of the Merger remains subject to other specified closing conditions including, among others, the absence of certain legal impediments; registration and/or approval by the State Administration of Foreign Exchange of the PRC or its competent local counterpart, in connection with the Merger, including registration and/or approvals for conversion of Chinese renminbi funds into U.S. dollar funds and transfer of U.S. dollar funds to Merger Sub or the holders of common shares of the Company; and approval by the Company’s stockholders, for which a vote is scheduled to occur June 17, 2016. As previously disclosed, the Company expects to complete the Merger during the third quarter of 2016.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A, which was filed on April 28, 2016. The Company has mailed or otherwise made available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the meeting relating to the proposed transaction. Company stockholders and other investors are advised to carefully read these materials (including any amendments or supplements thereto) and any other relevant documents filed with the SEC in respect of the proposed Merger when they become available, as those documents do and will contain important information about the proposed Merger and the parties to the proposed Merger. Company stockholders and other investors may obtain free copies of the definitive proxy statement and other relevant materials in connection with the proposed Merger, along with other documents filed by the Company with the SEC, at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://www.mflex.com).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from the Company’s stockholders in favor of the proposed Merger. Information about the Company’s directors and executive officers and their interests in the solicitation, which may, in some cases, differ from those of the Company’s stockholders generally, are included in the proxy statement filed with the SEC in connection with the proposed Merger and for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2016, and in the Company’s Annual Report on Form 10-K, which was filed with the SEC on February 11, 2016. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts printed in the latest proxy statement or Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This Current Report on Form 8-K, and the documents to which the Company refers you in this communication, contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s current expectations or beliefs concerning future events, plans, strategies, or objectives that are subject to change, and actual results may differ materially from the forward-looking statements. Without limiting the foregoing, the words “expect,” “plan”, “believe,” “seek,” estimate,” “aim,” “intend,” “anticipate,” “believe,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements may involve known and unknown risks over which the Company has no control. Those risks include, without limitation (i) the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed Merger, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals in the PRC, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers and others, (v) risks that the proposed Merger may disrupt the Company’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed Merger, (vii) risks related to the diverting of management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings that have been or may be instituted against the Company related to the Merger Agreement or the proposed Merger. In addition, the Company’s actual performance and results may differ materially from those currently anticipated due to a number of risks including, without limitation: (i) the conditions of markets generally and the industries in which the Company operates, including recent volatility in the Company’s key industry segments, (ii) the Company’s ability to diversify its product applications, expand its customer base, and enter into new market segments as a result of the proposed Merger, and (iii) other events and factors disclosed previously and from time to time in the Company’s filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2016 and its Annual Report on Form 10-K for the period ended December 31, 2015. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 2, 2016	MULTI-FINELINE ELECTRONIX, INC.

	By:	/s/ Reza Meshgin
Reza Meshgin
President and Chief Executive Officer

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